SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 29, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)

North Carolina                      1-10646                   56-1688522
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(State of Incorporation)    (Commission File Number)     (IRS Employer Identification No.)

134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.





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Item 2.  Acquisition or Disposition of Assets:
On July 26, 1996, Centura Banks, Inc. ("Centura") successfully completed its assumption of deposits and deposit related loans of the Greensboro, Raleigh, and Wilmington branch offices of Essex Savings Bank, F.S.B. Centura did not purchase the physical branch facilities; therefore, the customer accounts were merged into existing Centura Bank locations. Press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: July 29, 1996                         By:      /s/ Frank L. Pattillo
                                                     Frank L. Pattillo
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                  Sequential
                                                                      Page
Exhibit               Description of Exhibit                         Number
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99           Press release dated July 29, 1996                          5